                                                                   EXHIBIT 4.6.2



                 THIS CAPITAL SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THIS CAPITAL SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS CAPITAL SECURITY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A, REGULATION S OR ANOTHER EXEMPTION THEREUNDER. THE HOLDER OF THIS CAPITAL SECURITY, BY ITS ACCEPTANCE HEREOF, REPRESENTS, ACKNOWLEDGES AND AGREES FOR THE BENEFIT OF THE TRUST THAT: (I) IT HAS ACQUIRED A "RESTRICTED" SECURITY WHICH HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT; (II) IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THIS CAPITAL SECURITY PRIOR TO THE LATER OF THE DATE WHICH IS THREE YEARS AFTER THE DATE OF ORIGINAL ISSUANCE HEREOF AND THE LAST DATE ON WHICH THE TRUST OR ANY AFFILIATE OF THE TRUST WAS THE OWNER OF SUCH RESTRICTED SECURITIES (OR ANY PREDECESSOR) EXCEPT (A) TO THE TRUST, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT,
         (C) FOR SO LONG AS THIS CAPITAL SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR," WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY APPLICABLE JURISDICTION; AND (III) IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THIS CAPITAL SECURITY OF THE RESALE RESTRICTIONS SET FORTH IN (II) ABOVE. ANY OFFER, SALE OR OTHER DISPOSITION PURSUANT TO THE FOREGOING CLAUSES
         (II)(D), (E) AND (F) IS SUBJECT TO THE RIGHT OF THE ISSUER OF THIS CAPITAL SECURITY AND THE PROPERTY TRUSTEE FOR SUCH CAPITAL SECURITIES TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS OR OTHER INFORMATION ACCEPTABLE TO THEM IN FORM AND SUBSTANCE.

                 This Capital Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "Depository"), or a nominee of the Depository. This Capital Security is exchangeable for Capital Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Declaration and no transfer of this Capital Security (other than a transfer of this Capital Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in limited circumstances.

                 Unless this Capital Security Certificate is presented by an authorized representative of the Depository to Capital One Capital I or its agent for registration of transfer, exchange or payment, and any Capital Security Certificate issued is registered in the name of Cede & Co. or such other name as registered by an authorized representative of the Depository (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depository), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.


CERTIFICATE NO. R-2                                        CUSIP NO. 140 41C AA3

AGGREGATE LIQUIDATION AMOUNT OF CAPITAL SECURITIES: $87,000,000

                   CERTIFICATE EVIDENCING CAPITAL SECURITIES
                                       OF
                             CAPITAL ONE CAPITAL I

              FLOATING RATE SUBORDINATED CAPITAL INCOME SECURITIES
                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)

                 CAPITAL ONE CAPITAL I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of capital securities in the aggregate liquidation amount of $87,000,000 of the Trust representing undivided beneficial interests in the assets of the Trust designated the Floating Rate Subordinated Capital Income Securities (liquidation amount $1,000 per Capital Security) (the "Capital Securities"). The Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in the Declaration (as defined below). The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of January 31, 1997 (as the same may be amended from time to time (the "Declaration"), among Capital One Bank, as Sponsor (the "Sponsor"), The First National Bank of Chicago, as Property Trustee, and First Chicago Delaware Inc., as Delaware Trustee. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Guarantee to the extent described therein. The Sponsor will provide a copy of the Declaration, the Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

                 Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                 By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Capital Securities as evidence of undivided indirect beneficial interests in the Debentures.

                 This Capital Security shall be governed by and interpreted in accordance with the laws of the State of Delaware.

                 IN WITNESS WHEREOF, the Trust has executed this certificate this ____ day of January, 1997.


                                              CAPITAL ONE CAPITAL I


                                              By:
                                                 ------------------------------
                                              Name:
                                              Title:


                 CERTIFICATE OF AUTHENTICATION

                 This is one of the Securities referred to in the within-mentioned Declaration.


                                              THE FIRST NATIONAL BANK OF
                                              CHICAGO


                                              By:
                                                 ------------------------------
                                                     Authorized Officer

                 In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date of the declaration by the Commission of the effectiveness of a registration statement under the Securities Act covering resales of this Security (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) three years after the later of the date of original issue and the last date on which the Sponsor or any affiliate of the Sponsor was the owner of such Capital Securities (or any predecessor thereto) (the "Resale Restriction Termination Date"), the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer:

                                  [CHECK ONE]

(1)      ___     to the Sponsor or a subsidiary thereof; or

(2)      ___     pursuant to and in compliance with Rule 144A under the
                 Securities Act of 1933, as amended; or

(3)      ___     to an institutional "accredited investor" (as defined in Rule
                 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended) that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Trustee); or

(4)      ___     outside the United States to a "foreign person" in compliance with Rule 904 of Regulation S under the Securities Act of
                 1933, as amended; or

(5)      ___     pursuant to the exemption from registration provided by Rule
                 144 under the Securities Act of 1933, as amended; or

(6)      ___     pursuant to an effective registration statement under the
                 Securities Act of 1933, as amended; or

(7)      ___     pursuant to another available exemption from the registration requirements of the Securities Act of 1933, as amended.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (3), (4),
(5) or (7) is checked, the Sponsor or the Trustee may require, prior to registering any such transfer of the Securities, in its sole discretion, such written legal opinions, certifications (including an investment letter in the case of box (3) or (4)) and other information as the Trustee or the Sponsor has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this Security in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 315 of the Indenture shall have been satisfied.



Dated:                                  Signed:
       ------------------                      --------------------------------
                                               (Sign exactly as name appears
                                               on the other side of this
                                               Security)


Signature Guarantee:
                     ------------------------------


              TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

                 The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Sponsor as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.



Dated:
       ------------------               ---------------------------------------
                                        NOTICE:  To be executed by an
                                        executive officer


              TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED

                 The undersigned represents and warrants that it is purchasing the Capital Security outside the United States as a "foreign person" in compliance with Rule 904 of Regulation S under the Securities Act and is aware that the sale to it is being made in reliance on Regulation S and acknowledges that a holder of an interest in a Regulation S temporary global security may not (i) receive the payment of any distributions, redemption price or any other payments with respect to the holder's beneficial interest in the temporary global security or (ii) receive an interest in a Regulation S permanent global security until (A) expiration of the 40th day after the later of the commencement of the offering of the Capital Securities and the closing date and
(B) certification that the beneficial owner of the interest in the Capital Security is a non-U.S. person.



Dated:
       ------------------               ---------------------------------------
                                        NOTICE:  To be executed by an
                                        executive officer

                          THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE DECLARATION REFERRED TO BELOW.

                          NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE DECLARATION.

                          THIS CAPITAL SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THIS CAPITAL SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS CAPITAL SECURITY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A, REGULATION S OR ANOTHER EXEMPTION THEREUNDER. THE HOLDER OF THIS CAPITAL SECURITY, BY ITS ACCEPTANCE HEREOF, REPRESENTS, ACKNOWLEDGES AND AGREES FOR THE BENEFIT OF THE TRUST THAT: (I) IT HAS ACQUIRED A "RESTRICTED" SECURITY WHICH HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT; (II) IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THIS CAPITAL SECURITY PRIOR TO THE LATER OF THE DATE WHICH IS THREE YEARS AFTER THE DATE OF ORIGINAL ISSUANCE HEREOF AND THE LAST DATE ON WHICH THE TRUST OR ANY AFFILIATE OF THE TRUST WAS THE OWNER OF SUCH RESTRICTED SECURITIES (OR ANY PREDECESSOR) EXCEPT (A) TO THE TRUST, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS CAPITAL SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
         ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR," WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY APPLICABLE JURISDICTION; AND (III) IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THIS CAPITAL

         SECURITY OF THE RESALE RESTRICTIONS SET FORTH IN (II) ABOVE. ANY OFFER, SALE OR OTHER DISPOSITION PURSUANT TO THE FOREGOING CLAUSES
         (II)(D), (E) AND (F) IS SUBJECT TO THE RIGHT OF THE ISSUER OF THIS CAPITAL SECURITY AND THE PROPERTY TRUSTEE FOR SUCH CAPITAL SECURITIES TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS OR OTHER INFORMATION ACCEPTABLE TO THEM IN FORM AND SUBSTANCE.


                 This Capital Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "Depository"), or a nominee of the Depository. This Capital Security is exchangeable for Capital Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Declaration and no transfer of this Capital Security (other than a transfer of this Capital Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in limited circumstances.

                 Unless this Capital Security Certificate is presented by an authorized representative of the Depository to Capital One Capital I or its agent for registration of transfer, exchange or payment, and any Capital Security Certificate issued is registered in the name of Cede & Co. or such other name as registered by an authorized representative of the Depository (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depository), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.



CERTIFICATE NO. R-1                                        CUSIP NO. U 13479 AA5

AGGREGATE LIQUIDATION AMOUNT OF CAPITAL SECURITIES: $13,000,000

                   CERTIFICATE EVIDENCING CAPITAL SECURITIES
                                       OF
                             CAPITAL ONE CAPITAL I

              FLOATING RATE SUBORDINATED CAPITAL INCOME SECURITIES
                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)

                 CAPITAL ONE CAPITAL I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of capital securities in the aggregate liquidation amount of $13,000,000 of the Trust representing undivided beneficial interests in the assets of the Trust designated the Floating Rate Subordinated Capital Income Securities (liquidation amount

$1,000 per Capital Security) (the "Capital Securities"). The Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in the Declaration (as defined below). The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of January 31, 1997 (as the same may be amended from time to time (the "Declaration"), among Capital One Bank, as Sponsor (the "Sponsor"), The First National Bank of Chicago, as Property Trustee, and First Chicago Delaware Inc., as Delaware Trustee. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Guarantee to the extent described therein. The Sponsor will provide a copy of the Declaration, the Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

                 Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                 By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Capital Securities as evidence of undivided indirect beneficial interests in the Debentures.

                 This Capital Security shall be governed by and interpreted in accordance with the laws of the State of Delaware.

                 IN WITNESS WHEREOF, the Trust has executed this certificate this ____ day of January, 1997.


                                               CAPITAL ONE CAPITAL I


                                               By:
                                                  -----------------------------
                                               Name:
                                               Title:



                 CERTIFICATE OF AUTHENTICATION

                 This is one of the Securities referred to in the within-mentioned Declaration.


                                               THE FIRST NATIONAL BANK OF
                                               CHICAGO


                                               By:
                                                  -----------------------------
                                                        Authorized Officer

                 In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date of the declaration by the Commission of the effectiveness of a registration statement under the Securities Act covering resales of this Security (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) three years after the later of the date of original issue and the last date on which the Sponsor or any affiliate of the Sponsor was the owner of such Capital Securities (or any predecessor thereto) (the "Resale Restriction Termination Date"), the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer:

                                  [CHECK ONE]

(1)      ___     to the Sponsor or a subsidiary thereof; or

(2)      ___     pursuant to and in compliance with Rule 144A under the
                 Securities Act of 1933, as amended; or

(3)      ___     to an institutional "accredited investor" (as defined in Rule
                 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended) that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Trustee); or

(4)      ___     outside the United States to a "foreign person" in compliance with Rule 904 of Regulation S under the Securities Act of
                 1933, as amended; or

(5)      ___     pursuant to the exemption from registration provided by Rule
                 144 under the Securities Act of 1933, as amended; or

(6)      ___     pursuant to an effective registration statement under the
                 Securities Act of 1933, as amended; or

(7)      ___     pursuant to another available exemption from the registration requirements of the Securities Act of 1933, as amended.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (3), (4),
(5) or (7) is checked, the Sponsor or the Trustee may require, prior to registering any such transfer of the Securities, in its sole discretion, such written legal opinions, certifications (including an investment letter in the case of box (3) or (4)) and other information as the Trustee or the Sponsor has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this Security in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 315 of the Indenture shall have been satisfied.



Dated:                                     Signed:
       ------------------                         -----------------------------
                                           (Sign exactly as name appears on
                                           the other side of this Security)


Signature Guarantee:
                     ------------------------------


              TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

                 The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Sponsor as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.



Dated:
       -------------                       ------------------------------------
                                           NOTICE:  To be executed by an
                                           executive officer


              TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED

                 The undersigned represents and warrants that it is purchasing the Capital Security outside the United States as a "foreign person" in compliance with Rule 904 of Regulation S under the Securities Act and is aware that the sale to it is being made in reliance on Regulation S and acknowledges that a holder of an interest in a Regulation S temporary global security may not (i) receive the payment of any distributions, redemption price or any other payments with respect to the holder's beneficial interest in the temporary global security or (ii) receive an interest in a Regulation S permanent global security until (A) expiration of the 40th day after the later of the commencement of the offering of the Capital Securities and the closing date and
(B) certification that the beneficial owner of the interest in the Capital Security is a non-U.S. person.



Dated:
       -------------                       ------------------------------------
                                           NOTICE:  To be executed by an
                                           executive officer